TENTH AMENDMENT TO REVOLVING
                                 LOAN AGREEMENT


         This Tenth Amendment to Revolving Loan Agreement (the "Amendment") is entered into as of the 31st day of December, 1997, between PST Vans, Inc., a Utah corporation (the "Borrower") and The Bank of New York (the "Bank").

RECITALS:

         A. Borrower and Bank entered into a Revolving Loan Agreement with Letter of Credit Facility (the "Loan Agreement") dated March 7, 1994 (as amended). In connection with the Loan Agreement, Borrower made, executed and delivered to Bank a Revolving Promissory Note, dated March 7, 1994, in the principal amount of $9,500,000 (the "Note"). Also in connection with the Loan Agreement, and as security for payment of Borrower's obligations under the Note and Loan Agreement, Borrower executed a Security Agreement (the "Security
Agreement") dated March 7, 1994, wherein Borrower granted to Bank a security interest in the Collateral, as defined in the Security Agreement. The Note, Loan Agreement, Security Agreement and all other documents executed by Borrower and Bank in connection with the Loan Agreement, including the prior nine amendments to the Loan Agreement, are hereafter sometimes referred to collectively as the "Loan Documents".

         B. Borrower has requested that Bank modify the terms of the Loan Agreement, as modified, including the Ninth Amendment To Revolving Loan Agreement, with respect to the Termination Date under the Loan Agreement.

         C. Since March 1, 1998, Bank has incurred and is incurring legal expenses and costs in the amount of $900.00 in connection with the Loan Documents and negotiating and documenting this Tenth Amendment.

         D. Bank is willing to modify the terms of the Loan Documents on the terms and conditions stated herein.

         NOW  THEREFORE,  in  consideration  of the foregoing and other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, Borrower and Bank agree as follows:

         1. Termination Date. The Termination Date under the Loan Agreement shall be May 15, 1998 (unless termination occurs under Section 8.2 of the Agreement), and all remaining letters of credit must be terminated no later than that date. If on the Termination Date, there are undrawn letters of credit that remain outstanding, Borrower must (i) deposit in an account with the Bank (with Borrower having no right to withdraw the funds), an amount at least equal to one hundred and five percent (105%) of the amount of all such outstanding letters of credit, which account shall be held exclusively as security for the reimbursement obligations associated with those letters of credit, or (ii) deliver an unconditional letter or letters of credit, each in a form acceptable to the Bank and each issued by an institution acceptable to the Bank that total one hundred and five percent (105%) of the amount of all the outstanding letters of credit issued by the Bank for the account of Borrower, which shall serve to ensure payment of the reimbursement obligations of Borrower to the Bank. An undrawn letter of credit shall be deemed to remain outstanding if the letter of credit has not expired and has not been returned by the beneficiary accompanied by a letter from the beneficiary stating that Bank is released and has no further obligations under the letter of credit.

         2. Extension Fees. In addition to other charges, fees and payments payable under the Loan Agreement, Borrower shall pay to the Bank on or before April 3, 1998 an extension fee of $25,000.00, and if the letter of credit remains outstanding as of the following dates shall pay additional extension fees of $15,000.00 each on April 17, 1998, May 1, 1998 and May 15, 1998, respectively.

         3. Payment of Attorneys' Fees and Costs. Contemporaneously with the delivery of this Tenth Amendment, Borrower shall deliver to Ray, Quinney & Nebeker a payment in the form of a check or draft made payable to Ray, Quinney & Nebeker in the amount of $900.00.

         4. No Obligation to Enter into Additional Amendments. Borrower agrees and acknowledges that this Tenth Amendment, together with all prior Amendments entered into between Borrower and Bank, shall create no further obligations on Bank to enter into any additional amendments in the future.

         5.   Affirmation   of  Security   Interest.   Borrower   reaffirms  and
acknowledges the security interests heretofore granted to Bank in the Security Agreement and any prior Amendments to the Revolving Loan Agreement.

         6. Incorporation by Reference. The entire Loan Agreement and any prior written amendments (the "Prior Amendments") are hereby incorporated by this reference into this Amendment as if those agreements were fully set out in the text of this Amendment, subject however, to the modifications and amendments which are herein set forth. Accordingly, all defined terms found in the Loan Agreement and the Prior Amendments shall have the same meaning herein (including in the recitals above), except to the extent that amendments to such definitions are made in this Amendment.

         7. Borrower Acknowledgments and Waivers. Borrower hereby represents, warrants, acknowledges and agrees that, as of the date hereof: (a) Borrower has no offsets, counterclaims or other claims of damage or liability against Bank or defenses to payments due under the Obligations, and Borrower, in all events, hereby knowingly and intentionally waives, relinquishes and releases the right to assert or claim any of the foregoing; (b) Bank is not nor has it been in breach or default of any of the duties or obligations of Bank under any of the Loan Documents, and Borrower fully and knowingly hereby waives, releases and relinquishes the right to make any claim for the same; (c) the execution and performance of this Amendment have been duly authorized pursuant to all necessary corporate authority; and (d) the recitals set forth above in this Amendment are true. Borrower further reaffirms its obligations hereunder and all of the Obligations, as modified hereby. Except as specifically and expressly provided in writing signed by the Bank, neither this Amendment nor any action taken in accordance herewith shall constitute a release or waiver of any obligation or liability of Borrower under the Loan Documents, including the Loan Agreement or the Note.

         8. Integration. The incorporation herein of the Loan Agreement and the Prior Amendments accomplishes a full integration of the agreements of the Borrower and Bank and the Loan Agreement shall now be the integrated and coordinated compilation of the original Loan Agreement, the Prior Amendments and this Amendment and is the final and definitive written expression and agreement of the parties with respect to the subject matter thereof. All prior writings and notes are superseded by this integrated agreement, provided that nothing herein is meant to abrogate, except to the extent specifically modified or amended hereby, the Note, the Loan Agreement, or any of the other Loan Documents. No prior oral understanding or agreement contradictory to the terms of this Amendment and the integrated Loan Agreement survives the execution hereof.

         9. Further Assurances. Borrower agrees to take or cause to be taken all such other actions as shall be reasonably required by Bank in connection with and in perfection or continuation of the rights of the Bank with respect to the Obligations. Borrower shall also execute or cause to be executed such other documents, papers, instruments and agreements which are deemed, in the reasonable judgment of the Bank, to be necessary to complete, perfect or
otherwise  finalize  the  agreements  and  arrangements   contemplated  by  this
Amendment.

         10. Counterparts. This Tenth Amendment to Revolving Loan Agreement may be signed in any number of counterparts, each of which shall be deemed an original, and such counterparts together shall constitute one and the same agreement.

         IN WITNESS WHEREOF the parties hereto have caused this Tenth Amendment to be executed as of the date first written above.

BORROWER:                                            THE BANK:

PST VANS, INC.                                       THE BANK OF NEW YORK


By:                                 By:
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Its:                                Its:
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